Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AVQ2
3137EABY4
00163XAN0
Issuer
FANNIE MAE
FREDDIE MAC
AMB PROPERTY L.P.
Underwriters
Barclays Capital, JP Morgan, UBS Securities,
Banc of America Securities LLC, Deutsche Bank
Securities, Goldman Sachs, Williams Capital Group
JP Morgan, Morgan Stanley, UBS Securities
Banc of America Securities LLC, JP Morgan, Morgan
Stanley, Scotia Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FNMA 1.75% 03/23/11
FHLMC 2.125% 03/23/12
AMB 6.3% 06/01/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/26/2009
2/17/2009
4/28/2008
Total amount of offering sold to QIBs
15,000,000,000
10,000,000,000
325,000,000
Total amount of any concurrent public offering
0
0
0
Total
15,000,000,000
10,000,000,000
325,000,000
Public offering price
99.897
99.636
99.853
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.06%
0.08%
0.60%
Rating
Aaa/AAA
Aaa/AAAe
Baa1/BBB
Current yield
1.75%
2.13%
6.31%
Benchmark vs Spread (basis points)
68bp
88bp
320bp

Fund Specific Information

Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS

DWS GNMA Fund
DWS
20,000,000
 $               19,979,400
0.13%
0.75%
1.48%
3/31/2009
DWS Government & Agency Securities VIP
DWS
2,000,000
 $                 1,997,940
0.01%
0.75%
1.68%
3/31/2009
DWS Short Duration Fund
DWS
3,200,000
 $                 3,196,704
0.02%
0.75%
1.36%
3/31/2009
DWS Short Duration Plus Fund
DWS
28,800,000
 $               28,770,336
0.19%
0.75%
0.77%
3/31/2009
DWS Strategic Government Securities Fund
DWS
20,000,000
 $               19,979,400
0.13%
0.75%
1.91%
3/31/2009
Total

74,000,000
 $               73,923,780
0.48%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
36967HAL1
02003MBQ6
12572QAD79
Issuer
GENERAL ELECTRIC CAPITAL CORPORATION
ALLSTATE  LF GLOBAL FIXED INCOME TRUST
CME GROUP INCORPORATED
Underwriters
Citigroup, Credit Suisse, Goldman Sachs, JP Morgan,
Morgan Stanley, Deutsche Bank Securities, HSBC
Securities, RBS Greenwich Capital, Blaylock & Partners,
Castle Oak Securities, Ramirez & Company, Utendahl
Capital Partners, Williams Capital Group
Merrill Lynch, Morgan Stanley, Banc of America
Securities LLC, Goldman Sachs, JP Morgan, Lehman
Brothers, UBS Securities, Wachovia Capital Markets
Banc of America Securities LLC, Barclays Capital,
Lloyds Bank PLC, UBS Securities, BMO Capital Markets,
Mitsubishi UFJ Securities, PNC Capital Markets, Scotia
Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GE 1.8% 03/11/11
ALL 5.375% 04/30/13
CME 5.75% 02/15/14
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2009
4/24/2008
2/4/2009
Total amount of offering sold to QIBs
4,000,000,000
1,750,000,000
750,000,000
Total amount of any concurrent public offering
0
0
0
Total
4,000,000,000
1,750,000,000
750,000,000
Public offering price
99.969
99.900
99.839
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.20%
0.35%
0.46%
Rating
A2/A+
A1/AA-
Aa3/AA
Current yield
5.02%
5.38%
5.76%
Benchmark vs Spread (basis points)
310bp
230bp
387bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds

DWS GNMA Fund
DWS
20,000,000.00
 $
19,993,800
0.50%
0.19%
0.94%
3/26/2009
DWS Government & Agency Securities VIP
DWS
2,000,000.00
 $
1,999,380
0.05%
0.19%
1.04%
3/26/2009
DWS Strategic Government Securities Fund
DWS
20,000,000.00
 $
19,993,800
0.50%
0.19%
0.95%
3/26/2009
Total

42,000,000
 $
41,986,980
1.05%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.